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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     SEPTEMBER 15, 2000
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                              ORBCOMM GLOBAL, L.P.
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             (Exact name of Registrant as specified in its charter)


        DELAWARE                  333-11149                      54-1698039
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(State or Other Jurisdiction     (Commission                   (IRS Employer
     of Incorporation)           File Number)                Identification No.)


                            21819 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:        (703) 433-6300
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

         On September 15, 2000, ORBCOMM Global, L.P. ("ORBCOMM") and seven of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (Case Nos. 00-3636 through 00-3643) seeking protection under title 11 of the United States Code (the "Bankruptcy Code") and/or applicable orders of the Bankruptcy Court. The Debtors continue to manage their property and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. No trustee or examiner has been appointed in these cases.

         For more information regarding the bankruptcy filing by the Debtors, please see ORBCOMM's press release dated September 15, 2000, a copy of which is filed as an exhibit to this Report on Form 8-K.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                     99.1       Press Release dated September 15, 2000






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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ORBCOMM GLOBAL, L.P.


Date:  September 21, 2000             By:    /s/ SCOTT L. WEBSTER
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                                         Name:   Scott L. Webster
                                         Title:  President and Chief Executive
                                                 Officer


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